UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 30, 2004

VIVUS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER: 0–23490

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	94–3136179 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1172 CASTRO STREET MOUNTAIN VIEW, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES	94040 (ZIP CODE)

(650) 934–5200
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 28, 2004 regarding financial results for the three and twelve months ended December 31, 2003 and certain other information.

Item 12.  Results of Operations and Financial Condition.

        The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

        On January 28, 2004, VIVUS, Inc. announced its financial results for the fiscal quarter and year ended December 31, 2003. A copy of the January 28, 2004 press release announcing these financial results is included as Exhibit 99.1 hereto. This exhibit is not filed, but is furnished pursuant to Item 12. (a) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2004

VIVUS, INC.

/s/ LARRY J. STRAUSS Larry J. Strauss Vice President, Finance and Chief Financial Officer
/s/ LELAND F. WILSON Leland F. Wilson President and Chief Executive Officer

VIVUS, INC.

INDEX TO EXHIBITS
The following exhibits are filed herewith:

Exhibit	Description

99.1	Press Release dated January 28, 2004 regarding financial results for the three and twelve months ended December 31, 2003 and certain other information.